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                                                                    Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned, hereby certify that to the best of my knowledge the Quarterly Report on Form 10-QSB of The Reserve Petroleum Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









Date:  August  12,  2002               /s/  Jerry  L.  Crow
                                       -----------------------------------------
                                       Jerry  L.  Crow
                                       2nd Vice  President,  Secretary/Treasurer
                                       (Chief Financial and Accounting  Officer)